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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2001


                         Commission File Number 1-09623


                                IVAX CORPORATION

           Florida                                              16-1003559
--------------------------------------                      ------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


       4400 Biscayne Boulevard, Miami, Florida                    33137
       ------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)

                                 (305) 575-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 9 - REGULATION FD DISCLOSURE

On July 27, 2001, IVAX Corporation filed Listing Particulars with the United Kingdom Listing Authority ("UKLA") for the purpose of having its shares listed on the London Stock Exchange.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IVAX CORPORATION

         Date:  July 31, 2001                By: /s/ Thomas E. Beier
                                                 -------------------------------
                                                 Thomas E. Beier
                                                 Senior Vice President-Finance
                                                 Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
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 99.1       Listing Particulars filed with the UKLA July 27, 2001






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